                                                                 Exhibit 10.42.3


                        SECOND AMENDMENT TO MASTER LEASE

      THIS SECOND AMENDMENT TO MASTER LEASE (the "SECOND AMENDMENT") is made as of June 28, 2005 by and among ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("TENANT") and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation, NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership, MLD DELAWARE TRUST, a Delaware business trust, MLD PROPERTIES, LLC, a Delaware limited liability company, NHP SILVERWOOD INVESTMENTS, INC., a Nevada corporation, and NHP WESTWOOD INVESTMENTS, INC., a Nevada corporation (collectively, "LANDLORD").

                                R E C I T A L S:

      A. Landlord and Tenant have entered into that certain Master Lease dated as of April 9, 2002, as amended by that certain First Amendment to Master Lease and Consent to Transfer dated as of December 2, 2003 (as amended, the "MASTER LEASE"), pursuant to which Landlord leases to Tenant the Premises described therein. Initially capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings given to them in the Master Lease.

      B. Landlord and Tenant now desire to further amend the Master Lease in order to (i) evidence Tenant's agreement to complete $3,000,000 in capital improvements to the Premises, and (ii) provide Tenant with an option to purchase the Facility known as Canterbury Gardens which is located in Aurora, Colorado, all under the terms and conditions set forth in this Second Amendment.

                                A G R E E M E N T

      NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    AMENDMENTS TO MASTER LEASE.

            (a)   The following is hereby added as Section 8.3(c) of the Master
                  Lease:

      "(c) Notwithstanding any other provisions of this Master Lease and in addition to the Upgrade Expenditures to be made by Tenant pursuant to
      Section 8.3(a) hereof, Tenant hereby covenants and agrees to complete, at Tenant's sole cost and expense, a minimum of Three Million Dollars ($3,000,000) in capital improvements to the Facility known as Canterbury Gardens and located at 11265 Mississippi Avenue, Aurora, Colorado (the "CANTERBURY FACILITY") prior to June 30, 2006 (the "CANTERBURY IMPROVEMENTS"). Tenant shall submit to Landlord a written capital improvements spending plan, describing the proposed capital improvements for the Canterbury Facility. Landlord shall promptly review the plan and approve or explain to Tenant the reasonable grounds for its disapproval of the proposed capital improvements within twenty (20) days of receipt of the plan; provided, however, that Landlord's approval shall not be required for capital improvements for replacement equipment and emergency items or capital improvements which cost less than Fifty Thousand Dollars ($50,000). Thereafter, Tenant shall complete the various capital improvements in accordance with the approved plan and shall, within thirty
      (30) days following the expiration of each calendar quarter, deliver reasonably detailed reports to Landlord describing the capital improvements completed by Tenant during such calendar quarter and the amount expended by Tenant therefore. All work done in connection with the various capital improvements shall be done in a good and workmanlike manner and in material compliance with all existing codes and regulations pertaining to the Canterbury Facility and shall comply with the requirements of insurance policies required under this Master Lease."


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            (b)   The following is hereby added as Section 28 of the Master
                  Lease:

      "28. CANTERBURY OPTION TO PURCHASE. Provided that Tenant has completed the Canterbury Improvements as required in Section 8.3(c) and no Event of Default exists on the Option Exercise Date or the closing date following the Option Exercise Date, Landlord hereby grants to Tenant an option to purchase the Canterbury Facility, which option may be exercised by Tenant at any time during the period commencing January 1, 2008 and continuing through the remainder of the Term (the "OPTION PERIOD"). In the event Tenant wishes to exercise the Option, Tenant shall give Landlord written notice at any time during the Option Period (a "OPTION EXERCISE NOTICE") thereof on a date (the "OPTION EXERCISE DATE") that is at least six (6) months but no more than one (1) year prior to the anticipated closing date for the consummation of such purchase. The purchase price for the Canterbury Facility shall be Seven Million Dollars ($7,000,000), as increased from and after January 1, 2008 by the rate of two and one-half percent (2'/s%) per annum, compounded annually (the "PURCHASE PRICE"). Within ten (10) days of Tenant's delivery of the Option Exercise Notice, the parties shall sign the standard sale escrow instructions (the "SALE INSTRUCTIONS") of a national title company (selected by Tenant) that are in form and substance reasonably satisfactory to Landlord and Tenant, which Sale Instructions shall provide (a) for no representations or warranties (other than a representation and warranty by Landlord that Landlord has not encumbered title to the Canterbury Facility), due diligence or other contingencies in favor of Tenant; (b) that Tenant shall deposit FIVE PERCENT (5%) of the Purchase Price with the title company, which may be retained by Landlord as liquidated damages solely for any breach by Tenant of the terms of this Section 28 or the Sale Instructions (and which in no way shall liquidate or limit Landlord's damages by reason of any breach of this Master Lease other than as a result of a breach under this Section 28 or the Sale Instructions); (c) that the escrow shall close on the date identified in the Option Exercise Notice, at which time Tenant shall pay the Purchase Price in cash and Landlord shall deliver title to the Canterbury Facility, subject only to the applicable Permitted Exceptions (which shall not include any encumbrances created by, through or under Landlord other than as requested by Tenant in writing during the term); and (d) that Tenant shall pay all transaction costs. If Tenant fails to close the escrow for the purchase of the Canterbury Facility for any reason other than a breach by Landlord, then no Event of Default shall arise solely as a result of such failure, but the rights granted to Tenant under this Section 28 with respect to the Canterbury Facility shall automatically terminate and be of no further force or effect. Concurrently with the closing of the sale of the Canterbury Facility, (i) the Minimum Rent shall be reduced by the product of (x) the Purchase Price, and (y) ten percent (10.00%); and (b) Landlord's Investment shall be reduced by the amount of the Purchase Price received by Landlord in connection with the sale."

      2. REAFFIRMATION OF OBLIGATIONS. Notwithstanding the modifications to the Master Lease contained herein, Tenant and Landlord each hereby acknowledges and reaffirms their respective obligations under the Master Lease (as modified hereby) and all other documents executed by such party in connection therewith. Except as specifically amended pursuant to the terms of this Second Amendment, the terms and conditions of the Master Lease shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Second Amendment and any terms of the Master Lease, the terms of this Second Amendment shall govern and prevail.

      3. FURTHER INSTRUMENTS. Each of the undersigned will, whenever and as often as it shall be reasonably requested so to do by another party, take all actions reasonably required and shall cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Second Amendment.

      4. INCORPORATION OF RECITALS. The Recitals to this Second Amendment are incorporated hereby by reference.


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      5. ATTORNEYS' FEES. In the event of any dispute or litigation concerning the enforcement, validity or interpretation of this Second Amendment, or any part thereof, the losing party shall pay all costs, charges, fees and expenses (including reasonable attorneys' fees) paid or incurred by the prevailing party, regardless of whether any action or proceeding is initiated relative to such dispute and regardless of whether any such litigation is prosecuted to judgment.

      6. MISCELLANEOUS. This Second Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any prior representations or statements concerning the subject matters herein shall be of no force or effect. This Second Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of California without regard to rules concerning the choice of law provided that the laws of the State of Colorado shall govern procedures for enforcing provisions and other remedies related to the Canterbury Facility. This Second Amendment may be executed in multiple counterparts and in original or by facsimile, each of which constitute an original, but all of which taken together shall constitute but one in the same document.

                            [SIGNATURES ON NEXT PAGE]

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      WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

TENANT:

ALTERRA HEALTHCARE CORPORATION,
a Delaware corporation

By:      /s/ Mark Ohlendorf
         -----------------------------------
Name:    Mark W. Ohlendorf
         ---------------------------
Title:   President
         -----------------------------------


Witness:        /s/ Illegible               Witness:        /s/ J.C. Hansen
         ---------------------------                ---------------------------

LANDLORD:

NATIONWIDE HEALTH PROPERTIES, INC.,
a Maryland corporation

By:      /s/ Abdo H. Khoury
         -----------------------------------
Name:    Abdo H. Khoury
         -----------------------------------
Title:   Chief Portfolio Officer & Senior
         -----------------------------------
         Vice President
         -----------------------------------


Witness:        /s/ Illegible               Witness:        /s/ Illegible
         ---------------------------                ---------------------------


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NH TEXAS PROPERTIES LIMITED PARTNERSHIP,
 a Texas limited partnership

By:      MLD TEXAS CORPORATION,
         a Texas corporation,
         its General Partner


         By:      /s/ Abdo H. Khoury
                  -----------------------------------
         Name:    Abdo H. Khoury
                  -----------------------------------
         Title:   Chief Portfolio Officer & Senior
                  -----------------------------------
                  Vice President
                  -----------------------------------


Witness:          /s/ Illegible            Witness:          /s/ Illegible
         ---------------------------                ---------------------------


MLD PROPERTIES, LLC,
a Delaware limited liability company

BY:      MLD PROPERTIES, INC.,
         a Delaware corporation,
         its Sole Member


By:      /s/ Abdo H. Khoury
         -----------------------------------
Name:    Abdo H. Khoury
         -----------------------------------
Title:   Chief Portfolio Officer & Senior
         -----------------------------------
         Vice President
         -----------------------------------


Witness:          /s/ Illegible            Witness:          /s/ Illegible
         ---------------------------                ---------------------------

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MLD DELAWARE TRUST,
a Delaware business trust


By:      /s/ Abdo Khoury
         ---------------------------
                                    , not in his individual capacity,
------------------------------------
but solely as Trustee

Witness:          /s/ Illegible            Witness:          /s/ Illegible
         ---------------------------                ---------------------------


NHP SILVERWOOD INVESTMENTS, INC.,
a Nevada corporation

By:      /s/ Abdo H. Khoury
         -----------------------------------
Name:    Abdo H. Khoury
         -----------------------------------
Title:   Chief Portfolio Officer & Senior
         -----------------------------------
         Vice President
         -----------------------------------


Witness:          /s/ Illegible            Witness:          /s/ Illegible
         ---------------------------                ---------------------------


NHP WESTWOOD INVESTMENTS, INC.,

a Nevada corporation

By:      /s/ Abdo H. Khoury
         -----------------------------------
Name:    Abdo H. Khoury
         -----------------------------------
Title:   Chief Portfolio Officer & Senior
         -----------------------------------
         Vice President
         -----------------------------------


Witness:          /s/ Illegible            Witness:          /s/ Illegible
         ---------------------------                ---------------------------

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